UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2006

Keryx Biopharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30929 (Commission File Number)	13-4087132 (IRS Employer Identification No.)

750 Lexington Avenue
New York, New York 10022
(Address of Principal Executive Offices)

(212) 531-5965
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)    On September 19, 2006, Jack Kaye was appointed to the Board of Directors of Keryx Biopharmaceuticals, Inc. (“Keryx”) by unanimous vote of the directors. Mr. Kaye was also appointed to the Audit Committee of the Board and will serve as the chairperson. There are no arrangements or understandings between Mr. Kaye and any other person pursuant to which Mr. Kaye was appointed to the Board. Since January 1, 2005, Mr. Kaye has not entered into any transaction in which he has a direct or indirect material interest and in which Keryx or any subsidiary of Keryx is also a party, and Mr. Kaye is not currently considering any such transactions. The text of a press release announcing the appointment of Mr. Kaye is furnished as Exhibit 99.1.

Item 7.01.    Regulation FD Disclosure.

On September 20, 2006, Keryx issued the press release attached as Exhibit 99.1 hereto announcing the appointment of Mr. Kaye to Keryx’s Board of Directors.

Item 9.01.    Financial Statements and Exhibits.

(c)         Exhibits

The following exhibit is furnished as a part of this report:

Exhibit Number	Description

99.1	Press Release dated September 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc. (Registrant)

Date: September 19, 2006	By:	/s/ Ronald C. Renaud, Jr.
Ronald C. Renaud, Jr.
Senior Vice President, Chief Financial Officer, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated September 20, 2006.